[graphic omitted]

COLONIAL CALIFORNIA TAX-EXEMPT FUND ANNUAL REPORT

January 31, 1998

                     ----------------------------
                     NOT FDIC   MAY LOSE VALUE
                      INSURED   NO BANK GUARANTEE
                     ----------------------------

                 COLONIAL CALIFORNIA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1997 - JANUARY 31, 1998

INVESTMENT OBJECTIVE: Colonial California Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "Bond market conditions improved during the period and the Fund was well positioned to take advantage of declining interest rates. California's ongoing economic revival contributed to the Fund's positive performance as well." - Gary Swayze

                       COLONIAL CALIFORNIA TAX-EXEMPT FUND PERFORMANCE
-------------------------------------------------------------------------------
                                            CLASS A     CLASS B  CLASS C1
Inception dates                             6/16/86     8/4/92   8/1/97
-------------------------------------------------------------------------------
Distributions declared per share (2)        $0.442     $0.386    $0.236
-------------------------------------------------------------------------------
SEC yields on 1/31/98 (3)                    3.89%      3.32%     3.62%
-------------------------------------------------------------------------------
Taxable-equivalent SEC yields (4)            7.10%      6.06%     6.61%
-------------------------------------------------------------------------------
12-month total returns, assuming            11.05%     10.23%     3.93%(5)
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
-------------------------------------------------------------------------------
Net asset value per share on 1/31/98         $7.72      $7.72     $7.72
-------------------------------------------------------------------------------

(1) Class C share total return is cumulative since inception on August 1, 1997.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on January 31, 1998, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 3.32%.

(4) Taxable-equivalent SEC yields are based on the combined maximum effective 45.22% federal and California income tax rates. 5Performance results reflect any voluntary waiver of expenses by the Distributor. Absent this waiver, performance results would have been lower. The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income, which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/98)      TOP FIVE SECTORS (as of 1/31/98)
---------------------------------      --------------------------------
 AAA .................... 74.1%         Local Appropriated ..... 18.7%
 AA  ....................  3.8%         Tax Allocation ......... 17.4%
 A   ....................  4.2%         Refunded ............... 14.3%
 BBB ....................  9.5%         General Obligations .... 12.9%
 Non-rated ..............  6.7%         Water & Sewer ..........  6.3%
 Short-Term Obligations    1.7%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                               [graphic omitted]
I am pleased to present the annual report for Colonial California Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concerns about future wage and price inflation. By mid April, economic growth appeared to moderate while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets: the smallest annual increase in inflation since 1964 and a Federal budget proposal that predicts a surplus for the first time in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial California Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in California's economic expansion.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                            PORTFOLIO MANAGER REPORT
GARY SWAYZE is portfolio manager of Colonial California Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc. Mr. Swayze assumed management of the Fund in October, 1997.

FUND TOOK ADVANTAGE OF IMPROVING INVESTMENT ENVIRONMENT DESPITE DECLINING YIELD SPREADS
During the year, yield spreads between high and low quality municipal bonds decreased. Investors later in the period, received little benefit from taking on the additional risk of low quality bonds, particularly in the non-rated sector. Despite this, investors "reached" for the yield of lower quality municipals as interest rates declined during the latter months of the period. While these conditions made identifying attractive new investments difficult, price increases in the lower quality bonds already in the portfolio resulted in rising net asset values for the Fund.

These conditions also led us to focus more closely on selected bonds that we believed would outperform in a declining interest rate environment. For example, we increased our holdings of non-callable bonds. Non-callable bonds are attractive when interest rates are falling because their issuers cannot "call," or redeem, the bonds before they mature. Callable bonds, on the other hand, are quite likely to be redeemed when interest rates decline because issuers want to reduce their borrowing costs. As a result, non-callable bonds have a longer lifespan and are more sensitive to changes in interest rates. They generally experience greater price gains when interest rates decline.

FUND'S INCREASED SENSITIVITY TO INTEREST RATES TRANSLATED INTO ABOVE AVERAGE PERFORMANCE
The Fund generated a 12-month total return of 11.05% for Class A shares, based on net asset value. This compares favorably with the Fund's Lipper peer group average which posted a 12-month total return of 10.42%. Above average performance was due primarily to the Fund's strategic shift into a larger than average concentration in non-callable bonds, that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

CALIFORNIA'S COMEBACK CONTINUED
Growth in California's economy continued at a pace not seen since the mid-1980s. The employment picture is bright as the State has recovered the jobs lost during the recession earlier in this decade. In addition, the employment base has broadened significantly, reducing the State's historical dependence on the defense and aerospace industries. Diversification has been fueled by strong growth in computer software and manufacturing as well as in the construction and entertainment industries. However, because of the State's large export economy, we anticipate that economic setbacks in southeast Asia will restrain the rate of California's growth over the next few quarters.

POSITIVE OUTLOOK AHEAD FOR THE ECONOMY
We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than in 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

Going forward, as the heavy level of tax-exempt refundings and year-end supply is absorbed by the market, we expect new issuance to be steady and more manageable. We are looking for fewer refundings and more infrastructure and public education issues. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer compelling after-tax returns.

Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper California Municipal Debt category. The Fund's Class A shares ranking for the one-year period is in the 2nd quartile (rated 30 out of 103 funds) and in the 3rd quartile for the five-year period (rated 34 out of 54 funds) and in the 3rd quartile for the ten-year period (rated 20 out of 30 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

          COLONIAL CALIFORNIA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                  VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               Change in Value of $10,000 from 1/31/88 to 1/31/98
                     Based on NAV and POP for Class A Shares

-------------------------------------------------------------------------------
                    NAV            POP            LEHMAN
-------------------------------------------------------------------------------
Jan 1988          $10,000        $ 9,525          $10,000
Apr 1988           10,020          9,544           10,064
Jul 1988           10,219          9,734           10,248
Oct 1988           10,602         10,098           10,627
Jan 1989           10,881         10,364           10,857
Apr 1989           11,007         10,485           10,962
Jul 1989           11,438         10,894           11,496
Oct 1989           11,422         10,880           11,488
Jan 1990           11,590         11,040           11,729
Apr 1990           11,645         11,092           11,752
Jul 1990           12,130         11,554           12,293
Oct 1990           12,103         11,528           12,341
Jan 1991           12,510         11,916           12,814
Apr 1991           12,778         12,171           13,102
Jul 1991           13,051         12,431           13,366
Oct 1991           13,495         12,854           13,842
Jan 1992           13,788         13,133           14,211
Apr 1992           13,928         13,267           14,348
Jul 1992           14,682         13,985           15,203
Oct 1992           14,393         13,710           15,004
Jan 1993           14,988         14,276           15,608
Apr 1993           15,447         14,714           16,163
Jul 1993           15,718         14,971           16,547
Oct 1993           16,241         15,470           17,117
Jan 1994           16,553         15,767           17,522
Apr 1994           15,502         14,766           16,512
Jul 1994           15,753         15,004           16,857
Oct 1994           15,224         14,501           16,371
Jan 1995           15,753         15,004           16,898
Apr 1995           16,419         15,639           17,610
Jul 1995           16,692         15,899           18,184
Oct 1995           17,462         16,633           18,800
Jan 1996           18,239         17,373           19,442
Apr 1996           17,717         16,875           19,010
Jul 1996           18,107         17,247           19,384
Oct 1996           18,594         17,710           19,872
Jan 1997           18,783         17,891           20,189
Apr 1997           18,794         17,901           20,271
Jul 1997           20,026         19,075           21,371
Oct 1997           20,136         19,180           21,560
Jan 1998           20,859         19,868           22,230

A $10,000 investment in Class B shares made on 8/4/92 (inception) at net asset value (NAV) would have grown to $13,668 on 1/31/98. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have been valued at $13,568 on 1/31/98. A $10,000 investment in Class C shares made on 8/1/97 (inception) at NAV would have grown to $10,393 on 1/31/98. The same investment after deducting the applicable CDSC would have been valued at $10,293 on 1/31/98.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1998

-------------------------------------------------------------------------------
                      CLASS A SHARES         CLASS B SHARES    CLASS C SHARES(1)
INCEPTION                6/16/86                 8/4/92            8/1/97
                      NAV       POP          NAV      w/CDSC     NAV   w/CDSC
-------------------------------------------------------------------------------
1 YEAR              11.05%     5.78%        10.23%     5.23%      --     --
-------------------------------------------------------------------------------
5 YEARS              6.83      5.80          6.04      5.72       --      --
-------------------------------------------------------------------------------
10 YEARS (OR LIFE)   7.63      7.11          5.85      5.71      3.93%   2.93%
-------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception. Performance results reflect any voluntary waivers or reimbursements of expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                        JANUARY 31, 1998 (IN THOUSANDS)
MUNICIPAL BONDS - 97.0%                                       PAR        VALUE
--------------------------------------------------------------------------------
EDUCATION - 2.5%
 EDUCATION
 Loyola Marymount University,
            5.000%   10/01/22                              $  600      $    590
                                                                      --------
 State Educational Facilities
  Authority, Pooled College & University Project,
            6.300%   04/01/21                               1,000        1,076
 Statewide Communities  Development Corp.,
  J. Paul Getty Trust Center,
            5.000%   10/01/23                               7,500        7,340
                                                                      --------
                                                                         9,006
                                                                      --------

--------------------------------------------------------------------------------
HEALTHCARE - 2.0%
 HOSPITAL
 Contra Costa County,
  Merrithew Memorial Hospital,
            5.375%   11/01/17                               2,000        2,050
 Duarte, City of Hope National Medical Center,
  Series 1993,
            6.000%   04/01/08                                 500          529
Riverside County Asset Leasing Corp.,
 Riverside County Hospital Project, Series B,
            5.700%   06/01/16                               2,500        2,732
State Health Facilities Financing Authority,
 Catholic Healthcare West, Series 1994-A,
            4.750%   07/01/19                               2,000        1,899
                                                                      --------
                                                                         7,210
                                                                      --------

--------------------------------------------------------------------------------
HOUSING - 5.8%
 MULTI-FAMILY - 0.1%
 Santa Rosa, Chanate Lodge Project,
  Series 1992,
            6.625%   12/01/02                                 245          260
                                                                      --------

 SINGLE FAMILY - 5.7%
 Delta County Home Mortgage Finance
  Authority, Series 1992-A,
            6.750%   12/01/25                               3,000        3,112
 PR Commonwealth of Puerto Rico Housing Finance Corp.,
  Series B,
            7.650%   10/15/22                                 440          470
 Southern California Home Financing Authority:
  Series A,
            7.625%   10/01/22                               1,015        1,060
  Series 1990-A,
            7.625%   10/01/23                                 420          443
 State Housing Finance Agency:
  Series A-1, Class I,
            5.950%   08/01/16                               3,000        3,161
  Series B,
            8.600%   08/01/19                               2,365        2,441
  Series 1990-D,
            7.750%   08/01/10                                 635          677
  Series 1991-C,
            7.450%   08/01/11                                  65           66
  Series 1997-B,
            6.000%   08/01/16                               1,600        1,692
 State Rural Home Mortgage Finance  Authority:
  Series A-3,
            6.250%   09/01/29                               4,000        4,526
  Series 1995-B,
            7.750%   09/01/26                               2,375        2,745
 Stockton,  Series 1990-A,
            7.400%   08/01/05                                  40           42
                                                                      --------
                                                                        20,435
                                                                      --------

--------------------------------------------------------------------------------
OTHER - 15.1%
 POOL/BOND BANK - 1.0%
 State Public Capital Improvements
  Financing Authority,
  Joint Powers Agency, Series 1988-A,
            8.500%   03/01/18                               3,500        3,583
                                                                      --------

REFUNDED/ESCROWED (B) - 14.1%
 Alum Rock Unified Elementary School
  District,
           (a)       09/01/15                               1,825          595
 Colton Public Financing Authority,
  Series 1995,
            7.500%   10/01/20                               3,000        3,533
 Commerce Joint Powers Financing
  Authority, Multiple Project Loans, Series A,
            8.000%   03/01/21                                  30           34
 Desert Hospital, Certificate of
  Participation, Series 1990,
            8.100%   07/01/20                               1,750        1,956
 Empire Union School District,
  Mello-Roos Financing, Series 1990-A,
            7.400%   10/01/15                               1,000        1,109
 Fontana Public Financing Authority,
  North Fontana Redevelopment, Series 1991-A,
            7.750%   12/01/20                                 785          902
 Glendora Public Financing Authority,
  Series B,
            7.625%   09/01/10                                 850          916
 La Quinta Redevelopment Agency,
  Series 1990,
            8.400%   09/01/12                               1,000        1,131
 Local Government Power Authority,
  Anaheim Redevelopment Agency,
  Series 1986-A,
            8.200%   09/01/15                               4,500        4,705
 Los Angeles Convention & Exhibit
  Center, Series 1985,
            9.000%   12/01/20                                 500          660
 Los Angeles County Transportation,
  Metro Train Series 1991-A,
            6.900%   07/01/21                               1,000        1,113
 Mojave Water Agency,
  Morongo Basin Pipeline,  Series 1991,
            6.950%   09/01/21                               1,000        1,119
 Moreno Valley Unified School District,
            7.400%   09/01/16                                  20           23
 Murrieta County Water District,
  Series 1991,
            8.300%   10/01/21                               1,000        1,163
 Northern California Power Agency,
  Hydroelectric Project No. 1, Series 1986-B-2,
            8.000%   07/01/24                               1,750        1,782
 Orange County Community Facility:
  District 87-4,  Series 1990-A,
            8.000%   08/15/15                               1,000        1,116
  District 87-3, Mello-Roos,
            7.800%   08/15/15                               2,000        2,223
 Pomona, Series 1990-B,
            7.500%   08/01/23                               1,000        1,300
 PR Commonwealth of Puerto Rico
  Series 1991,
            7.300%   07/01/20                               1,200        1,317
 PR Commonwealth of Puerto Rico Electric
  Power Authority, Series 1989-N,
            7.000%   07/01/07                                 635          672
 Rancho Mirage Joint Powers
  Financing Authority,  Series 1991-A,
            7.500%   04/01/17                               1,545        1,733
 Riverside County, Series 1989-A,
            7.800%   05/01/21                               2,500        3,407
 Riverside Public Financing Authority:
  Series A,
            8.000%   02/01/18                                 590          667
 Rocklin, Stanford Ranch Community Facilities,
  District,  Series 1990,
            8.100%   11/01/15                               1,000        1,126
 Sacramento City Financing Authority,
  Series 1991,
            6.800%   11/01/20                               2,500        2,796
 Sacramento Unified School, Community
  Facilities District No. 1, Series B,
            7.300%   09/01/13                               1,760        2,037
 San Joaquin Hills Transportation
  Corridor Agency, Series 1993,
         (a)       01/01/20                                15,400        5,085
 State Health Facilities Financing  Authority,
  Children's Hospital of Los Angeles, Series 1991-A
            7.125%   06/01/21                               2,000        2,234
 State Pollution Control, Financing Authority,
  North California Recycling Center, Series 1991-A,
            6.750%   07/01/17                               1,000        1,123
 Stockton Community Facilities District,
  Series 2,
            7.750%   08/01/15                               1,000        1,109
 Watsonville Mammoth Lakes,
  Series B,
            7.875%   06/01/11                                 500          569
 Westminster Redevelopment Agency,
  Project No. 1, Series 1993,
            6.200%   08/01/23                               1,000        1,105
                                                                      --------
                                                                        50,360
                                                                      --------

--------------------------------------------------------------------------------
TAX-BACKED - 55.4%
LOCAL APPROPRIATED - 18.5%
 Alameda County, Capital Projects:
            5.000%   06/01/22                                 500          490
 Series 1989,
     (a)       06/15/14                                     2,185          967
 Anaheim Public Financing Authority,
  Series C,
            6.000%   09/01/14                               3,500        4,002
 Anderson Water, Certificate of Participation,
            7.900%   12/01/11                                 610          655
 Bishop, Escalon & Lemoore Cities,
  Series 1991-A,
            7.700%   05/01/11                                 700          756
 Compton Civic Center Project,
            5.500%   09/01/15                               3,000        3,038
 Fresno Unified School District,
  Phase VI, Series 1991-A,
            7.200%   05/01/11                               1,000        1,116
 Grossmont Unified High School District,
  1991 Capital Projects,
       (a)       11/15/06                                   4,500        3,061
 Los Angeles Convention & Exhibition
  Authority, Series 1993-A,
            6.125%   08/15/11                               5,000        5,790
 Los Angeles County Public Works
  Financing Authority, Series A,
            5.250%   09/01/14                               3,740        3,875
 Modesto, Community Center Project,
  Series 1993-A,
            5.000%   11/01/23                               2,235        2,235
 Pasadena Civic Improvement Corp.,
  Series 1996,
            5.250%   02/01/16                               3,020        3,084
 Rancho Mirage Joint Powers, Financing
  Authority, Civic Center, Series 1991-A,
            7.500%   04/01/17                                 455          498
 Riverside County, Historic Courthouse Project,
            5.750%   11/01/17                               2,255        2,435
 Sacramento City Financing Authority,
  Series A,
            5.375%   11/01/14                               4,000        4,281
 Sacramento County, Public Facilities Project,
            5.375%   02/01/19                               6,000        6,128
 San Diego County, Central Jail Project,
            5.000%   10/01/17                               1,250        1,242
 San Mateo County Board of Education,
  Series 1991,
            7.100%   05/01/21                                 750          790
 Santa Ana Financing Authority,
  Police Holding Facility, Series 1994-A,
            6.250%   07/01/18                               6,035        7,076
 Santa Clara County Financing Authority,
  Series A,
            5.000%   11/15/17                               4,500        4,472
 Stanislaus County,
  Series A,
            5.250%   05/01/18                               4,000        4,050
 Tehachapi Water & Sewer District,
            8.200%   11/01/20                               2,000        2,197
 Victor Elementary School District,
  Series 1996,
            6.450%   05/01/18                               3,345        3,975
                                                                      --------
                                                                        66,213
                                                                      --------

 LOCAL GENERAL OBLIGATIONS - 7.9%
 Benicia Unified School District:
  Series A,
           (a)       08/01/16                               1,355          537
  Series 1994-C,
            6.450%   06/01/19                               3,870        4,370
 Cabrillo Unified School District,
  Series 1996-A,
           (a)       08/01/15                               3,000        1,255
 Central School District,
  San Bernardino County, Series A,
            7.050%   05/01/16                                 750          824
 Central Unified School District,
           (a)       03/01/18                              20,065        7,240
 East Whittier School City School District,
  Series A,
            5.750%   08/01/17                               1,675        1,844
 Fillmore Unified School District, Series A:
           (a)       07/01/11                                 950          501
           (a)       07/01/12                                 980          488
           (a)       07/01/17                                 650          244
 Franklin-McKinley School District, Series A,
            5.250%   07/01/16                               1,705        1,748
 Los Angeles Unified School District, Series A,
            5.000%   07/01/21                               5,000        4,918
 Rocklin, Unified School District,
  Series 1991-C,
           (a)       07/01/20                               6,920        2,203
 Simi Valley, Unified School District,
            5.250%   08/01/22                                 925          959
 Whisman School District,
 Series 1996-A:
           (a)       08/01/15                               1,595          667
           (a)       08/01/16                               1,645          651
                                                                      --------
                                                                        28,449
                                                                      --------

 SPECIAL NON-PROPERTY TAX - 2.6%
 Los Angeles County Metropolitan
  Transportation Authority, Series 1995-A,
            5.000%   07/01/25                               3,000        2,934
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority:
  Series W,
            5.500%   07/01/09                                 580          640
  Series 1996 Y,
            6.250%   07/01/12                               3,000        3,524
 Riverside County Transportation
  Commission,  Series 1996-A,
            6.000%   06/01/09                               2,000        2,289
                                                                      --------
                                                                         9,387
                                                                      --------

 SPECIAL PROPERTY TAX - 17.2%
 Anaheim Public Finance Authority Revenue,
            5.250%   02/01/18                              $3,000       $3,050
 Carlsbad Unified School District,
  Community Facility District No. 5, Series 1990,
            7.650%   09/01/14                               1,000        1,060
 Carson, Series 1992,
            7.375%   09/02/22                                 950        1,031
 Cerritos Public Financing Authority,
  Los Coyotes Redevelopment Project,
  Series 1993-A,
            6.500%   11/01/23                               2,000        2,443
 Commerce Joint Powers Financing
  Authority, Series 1991-A,
            8.000%   03/01/21                                 970        1,034
 Concord Redevelopment Agency,
  Central Concord Project, Series 1988-3,
            8.000%   07/01/18                                  25           26
 Contra Costa County Public Financing
  Authority, Series 1992-A,
            7.100%   08/01/22                               1,000        1,101
 Corona Community Facility District,
  Foothill Ranch, Series 1990-A1,
            8.350%   09/01/20                               1,000        1,021
 Costa Mesa Public Financing,
  Series 1991-A,
            7.100%   08/01/21                                 890          950
 Elk Grove Unified School District,
  Community Facilities, Series 1995,
           (a)       12/01/18                               2,720          945
            6.500%   12/01/08                               1,000        1,184
            6.500%   12/01/24                               4,055        4,972
 Fontana Redevelopment Agency, Tax Allocation,
            5.500%   10/01/27                               1,400        1,412
 Oakland Redevelopment Agency, Central
 District Redevelopment Project, Series 1992,
            5.500%   02/01/14                               8,400        9,091
 Rancho Cucamonga Redevelopment Agency,
  Series 1996,
            5.250%   09/01/16                               4,000        4,088
 Richmond Joint Powers Financing
  Authority, Series 1990-A,
            7.700%   10/01/10                                 870          952
 Riverside County Public Financing Authority:
  Series 1991-A,
            8.000%   02/01/18                                 410          448
  Redevelopment Projects, Series A,
            5.250%   10/01/16                               3,120        3,112
 Riverside Unified School District, Community
  Facilities District No. 2, Series 1993-A,
            7.250%   09/01/18                               1,000        1,094
 San Jose Redevelopment Agency,
  Area Redevelopment Project, Series 1993,
            5.000%   08/01/21                              10,000        9,797
 Santa Fe Springs Redevelopment Agency,
  Consolidated Redevelopment Project,
  Series 1992-A,
            6.400%   09/01/22                               7,275        8,037
 Santa Margarita/Dana Point Authority,
  Series 1994-B,
            7.250%   08/01/13                               2,000        2,557
 Soledad Redevelopment Agency,
  Series 1992,
            7.400%   11/01/12                                 935        1,046
 Torrance Redevelopment Agency,
  Downtown Redevelopment Project, Series 1992,
            7.125%   09/01/21                               1,000        1,090
                                                                      --------
                                                                        61,541
                                                                      --------

 STATE APPROPRIATED - 4.5%
 PR Commonwealth of Puerto Rico, Public
  Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 7/01/98),
            3.750%   07/01/16(c)                            2,250        2,319
 State Public Works Board:
  Department of Corrections Corcoran II Project,
  Series 1996-A,
            5.250%   01/01/21                               4,000        4,023
 Secretary of State & State Archives, Series 1992-A,
            6.500%   12/01/08                               1,000        1,181
 State Prisons,  Series 1993-A,
            5.000%   12/01/19                               6,000        6,047
 Various State Prisons Projects, Series 1993-A,
            5.250%   12/01/13                               2,500        2,652
                                                                      --------
                                                                        16,222
                                                                      --------

 STATE GENERAL OBLIGATIONS - 4.7%
 PR Commonwealth of Puerto Rico:
            6.500%   07/01/14                               2,000        2,409
 Aqueduct & Sewer Authority:
            6.000%   07/01/09                               1,250        1,435
            6.250%   07/01/13                               2,750        3,234
 Series 1995,
            5.650%   07/01/15                               1,000        1,106
 State of California:
            5.500%   04/01/12                              $2,770       $3,027
           10.000%   02/01/10                               2,000        3,000
 Series 1995,
           10.000%   10/01/06                               1,185        1,659
 VI Virgin Islands Public Financing,
  Series 1992-A,
            7.250%   10/01/18                               1,000        1,130
                                                                      --------
                                                                        17,000
                                                                      --------

--------------------------------------------------------------------------------
TRANSPORTATION - 3.4%
 AIRPORT - 0.9%
 Los Angeles Department of Airports,
  Los Angeles International Airport,
  Series 1995-D,
            5.500%   05/15/15                               3,025        3,127
                                                                      --------

TRANSPORTATION - 2.5%
 Los Angeles Harbor Department,
  Series 1996-B,
            5.375%   11/01/19                               8,750        8,853
                                                                      --------

--------------------------------------------------------------------------------
UTILITY - 12.8%
 INDIVIDUAL POWER PRODUCER - 2.0%
 Sacramento Cogeneration Authority,
 Procter & Gamble Project, Series 1995,
            6.500%   07/01/21                               6,500        7,128
                                                                      --------

 INVESTOR OWNED - 1.5%
 State Pollution Control Finance Authority,
  San Diego Gas & Electric Co., Series 1996-A,
            5.900%   06/01/14                               4,650        5,219
                                                                      --------

 MUNICIPAL ELECTRIC - 3.1%
 PR Commonwealth of Puerto Rico Electric
  Power Authority:
  Series 1989-N,
            7.000%   07/01/07                                 365          385
  Series 1989-O,
           (a)       07/01/17                               2,490          931
 Reading Electric Systems,
  RIB (variable rate), Series 1992-A,
            8.558%   07/08/22                                 750          989
 Sacramento Municipal Utilities District:
  Series 1993-G,
            6.500%   09/01/13                               1,500        1,800
  Series K,
            5.700%   07/01/17                               1,500        1,645
  Series L,
            5.125%   07/01/22                               3,700        3,682
 Turlock Irrigation District,
  Series 1996-A:
            6.000%   01/01/11                               1,000        1,143
            6.000%   01/01/12                                 500          571
                                                                      --------
                                                                        11,146
                                                                      --------

 WATER & SEWER - 6.2%
 Big Bear Lake, Series 1996,
            6.000%   04/01/15                               1,350        1,538
 Contra Costa Water District,
  Series 1994-G,
            5.000%   10/01/24                               5,000        4,892
 Fresno, Series 1995-A,
            6.000%   09/01/09                               1,525        1,749
            6.000%   09/01/10                               1,420        1,630
 Metropolitan Water District,
  RIB (variable rate),
            7.680%   08/05/22                               2,000        2,273
 Mojave Water Agency Morongo Basin,
            5.800%   09/01/22                               4,000        4,294
 San Diego County Water Authority,
            5.750%   05/01/11                               2,100        2,335
 Santa Maria, Series A,
           (a)       08/01/14                               2,000          880
 State Department of Water Resources,
  Central Valley Project,  Series 1996-O,
            4.750%   12/01/25                               2,750        2,580
                                                                       --------
                                                                        22,171
                                                                       --------

TOTAL INVESTMENTS (cost of $316,258(d)                                 347,310
                                                                       --------

SHORT-TERM OBLIGATIONS - 1.6%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES(e)
 CA Newport Beach Hoag Hospital,
            3.600%   10/01/22                               4,400        4,400
 LA State Offshore Terminal Authority,
  Loop, Inc.,
            3.650%   09/01/06                                 800          800
 NY Niagara Mohawk Series 1985-A,
            3.900%   07/01/15                                 700          700
                                                                      --------

TOTAL SHORT-TERM OBLIGATIONS                                             5,900
                                                                      --------

OTHER ASSETS & LIABILITIES, NET - 1.4%                                   4,845
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $358,055
                                                                      ========
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations.
    Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

            Acronym                                  Name
      ---------------------                 -----------------------
              RIB                           Residual Interest Bonds

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $316,258)                          $ 347,310
Short-term obligations                                            5,900
                                                              ---------
                                                                353,210
Receivable for:
  Interest                                         $ 5,621
  Investments sold                                     488
  Fund shares sold                                     132
Other                                                   70        6,311
                                                   -------    ---------
    Total Assets                                                359,521

LIABILITIES
Payable for:
  Distributions                                      1,350
  Fund shares repurchased                               85
Accrued:
  Deferred Trustees fees                                 6
Other                                                   25
                                                   -------
    Total Liabilities                                             1,466
                                                              ---------

NET ASSETS                                                    $ 358,055
                                                              ---------

Net asset value & redemption price per share -
Class A ($255,838/33,145)                                         $7.72
                                                              =========
Maximum offering price per share - Class A
($7.72/0.9525)                                                    $8.10(a)
                                                              =========
Net asset value & offering price per share -
Class B ($101,657/13,170)                                         $7.72(b)
                                                              =========
Net asset value & offering price per share -
Class C ($560/72)                                                 $7.72(b)
                                                              =========

COMPOSITION OF NET ASSETS
Capital paid in                                               $ 329,090
Overdistributed net investment income                                (7)
Accumulated net realized loss                                    (2,080)
Net unrealized appreciation                                      31,052
                                                              ---------
                                                              $ 358,055
                                                              =========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 1998


(in thousands)
INVESTMENT INCOME
Interest                                                           $ 20,694
                                                                   --------

EXPENSES
Management fee                                          $ 1,789
Service fee                                                 509
Distribution fee - Class B                                  753
Distribution fee - Class C                                    1
Transfer agent                                              538
Bookkeeping fee                                             135
Audit fee                                                    33
Trustees fee                                                 26
Legal fee                                                     5
Custodian fee                                                12
Registration fee                                             23
Reports to shareholders                                      15
Other                                                        32
                                                        --------
                                                          3,871
Fees waived by the Distributor - Class C                    (a)       3,871
                                                        --------   --------
      Net Investment Income                                          16,823
                                                                   --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO
  POSITIONS Net realized gain (loss) on:
 Investments                                              4,458
 Closed futures contracts                                (1,449)
                                                        --------
      Net Realized Gain                                               3,009
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                            17,329
  Open futures contracts                                   (324)
                                                        --------
    Net Unrealized Appreciation                                      17,005
                                                                   --------
          Net Gain                                                   20,014
                                                                   --------
Increase in Net Assets from Operations                             $ 36,837
                                                                   ========

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended January 31
                                                      ------------------------
INCREASE (DECREASE) IN NET ASSETS                       1998 (a)         1997
Operations:
Net investment income                                 $ 16,823       $ 19,010
Net realized gain                                        3,009          6,801
Net unrealized appreciation (depreciation)              17,005        (16,275)
                                                      --------       --------
    Net Increase from Operations                        36,837          9,536
Distributions:
From net investment income - Class A                   (12,766)       (14,448)
In excess of net investment income - Class A               (22)           --
From net realized gains - Class A                       (2,150)           --
In excess of net realized gains - Class A                 (134)           --
From net investment income - Class B                    (4,231)        (4,590)
In excess of net investment income - Class B                (7)           --
From net realized gains - Class B                         (855)           --
In excess of net realized gains - Class B                  (53)           --
From net investment income - Class C                        (8)           --
From net realized gains - Class C                           (5)           --
                                                      --------       --------
                                                        16,606         (9,502)
                                                      --------       --------
Fund Share Transactions:
Receipts for shares sold - Class A                      17,872         12,231
Value of distributions reinvested - Class A              6,896          6,314
Cost of shares repurchased - Class A                   (44,923)       (52,020)
                                                      --------       --------
                                                       (20,155)       (33,475)
                                                      --------       --------
Receipts for shares sold - Class B                       6,656         11,308
Value of distributions reinvested - Class B              2,880          2,375
Cost of shares repurchased - Class B                   (13,410)       (17,286)
                                                      --------       --------
                                                        (3,874)        (3,603)
                                                      --------       --------
Receipts for shares sold - Class C                         631            --
Value of distributions reinvested - Class C                 10            --
Cost of shares repurchased - Class C                       (89)           --
                                                      --------       --------
                                                           552            --
                                                      --------       --------
    Net Decrease from Fund Share Transactions          (23,477)       (37,078)
                                                      --------       --------
        Total Decrease                                  (6,871)       (46,580)
NET ASSETS
Beginning of period                                    364,926        411,506
                                                      --------       --------
End of period (net of overdistributed and
  including undistributed net investment
  income of $7 and $182, respectively)                $358,055       $364,926
                                                      ========       ========

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.
(in thousands)                                         Year ended January 31
                                                      ------------------------
NUMBER OF FUND SHARES                                  1998 (a)         1997
Sold - Class A                                           2,386          1,669
Issued for distributions reinvested - Class A              918            860
Repurchased - Class A                                   (5,994)        (7,085)
                                                      --------       --------
                                                        (2,690)        (4,556)
                                                      --------       --------
Sold - Class B                                             889          1,544
Issued for distributions reinvested - Class B              383            323
Repurchased - Class B                                   (1,792)        (2,357)
                                                      --------       --------
                                                          (520)          (490)
                                                      --------       --------
Sold - Class C                                              83            --
Issued for distributions reinvested - Class C                1            --
Repurchased - Class C                                      (12)           --
                                                      --------       --------
                                                            72            --
                                                      --------       --------

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial California Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

              Average Net Assets              Annual Fee Rate
              ------------------              ---------------
              First $2 billion                       0.50%
              Over $2 billion                        0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $23,535 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $223,333 and $942 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                   Valuation of shares           Annual
                outstanding on the 20th of        Fee
               each month which were issued       Rate
               ----------------------------      ------
                Prior to November 30, 1994        0.10%
               On or after December 1, 1994       0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the year ended January 31, 1998, the Fund's operating expenses did not exceed the 0.80% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations, were $109,249,630 and $139,678,018, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation ..........  $31,081,412
     Gross unrealized depreciation ..........       (29,064)
                                               ------------
             Net unrealized appreciation ....  $31,052,348
                                               ===========

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended January 31
                                      ------------------------------------------
                                                     1998
                                      Class A       Class B       Class C (a)
                                      --------      --------        ------
Net asset value -
  Beginning of period                 $  7.370      $  7.370        $7.660
                                      --------      --------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.366         0.310         0.164(b)
Net realized and unrealized gain         0.426         0.426         0.132
                                      --------      --------        ------
  Total from Investment Operations       0.792         0.736         0.296
                                      --------      --------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.369)       (0.313)       (0.167)
In excess of net investment income      (0.004)       (0.004)        --
From net realized gains                 (0.068)       (0.068)       (0.069)
In excess of net realized gains         (0.001)       (0.001)        --
                                      --------      --------        ------
  Total Distributions Declared to
    Shareholders                        (0.442)       (0.386)       (0.236)
                                      --------      --------        ------
Net asset value -
  End of period                       $  7.720      $  7.720        $7.720
                                      ========      ========        ======
Total return(c)                         11.05%        10.23%         3.93%(d)
                                      ========      ========        ======

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                             0.87%         1.62%         1.32%(b)(f)
Net investment income (e)                4.92%         4.17%         4.32%(b)(f)
Portfolio turnover                         31%           31%           31%
Net assets at end of period (000)     $255,838      $101,657         $ 560

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized. Had the Distributor not waived a portion of the Distribution fee, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                      FINANCIAL HIGHLIGHTS - CONT.

                                                               Year ended January 31
                                            -----------------------------------------------------------
                                                1997                         1996
                                             Class A        Class B        Class A            Class B
                                            --------       --------       --------            --------
Net asset value -
  Beginning of period                       $  7.540       $  7.540       $  6.870            $  6.870
                                            --------       --------       --------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                      0.386          0.331          0.388               0.334
Net realized and unrealized gain (loss)       (0.173)        (0.173)         0.671               0.671
                                            --------       --------       --------            --------
  Total from Investment Operations             0.213          0.158          1.059               1.005
                                            --------       --------       --------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.383)        (0.328)        (0.389)             (0.335)
                                            --------       --------       --------            --------
Net asset value -
  End of period                             $  7.370       $  7.370       $  7.540            $  7.540
                                            ========       ========       ========            ========
Total return (b)                               2.98%          2.21%         15.78%(c)           14.94%(c)
                                            ========       ========       ========            ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                       0.88%(d)       1.63%(d)       0.89%(d)            1.64%(d)
Net investment income                          5.23%(d)       4.48%(d)       5.33%(d)            4.58%(d)
Fees and expenses waived or borne
  by the Adviser                            $ -     (d)    $ -     (d)       0.01%(d)            0.01%(d)
Portfolio turnover                               25%            25%            47%                 47%
Net assets at end of period (000)           $264,053       $100,873       $304,581            $106,925

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                            $ -            $ -            $  0.001            $  0.001
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                                              FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                      Year ended January 31
                                            ----------------------------------------------------------------------------
                                                          1995                                        1994
                                            Class A                 Class B               Class A               Class B
                                            --------                --------              --------              --------
Net asset value -
  Beginning of period                       $  7.660                $  7.660              $  7.350              $  7.350
                                            --------                --------              --------              --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                      0.413                   0.360                 0.434                 0.378
Net realized and unrealized gain (loss)       (0.791)                 (0.791)                0.315                 0.315
                                            --------                --------              --------              --------
  Total from Investment Operations            (0.378)                 (0.431)                0.749                 0.693
                                            --------                --------              --------              --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.412)                 (0.359)               (0.439)               (0.383)
                                            --------                --------              --------              --------
Net asset value -
  End of period                             $  6.870                $  6.870              $  7.660              $  7.660
                                            ========                ========              ========              ========
Total return (b)                              (4.83%)(c)              (5.55%)(c)            10.44%(c)              9.63%(c)
                                            ========                ========              ========              ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                       0.77%                   1.52%                 0.75%                 1.50%
Net investment income                          5.91%                   5.16%                 5.73%                 4.98%
Fees and expenses waived or borne
  by the Adviser                               0.06%                   0.06%                 0.08%                 0.08%
Portfolio turnover                               47%                     47%                   17%                   17%
Net assets at end of period (000)           $301,912                $ 98,975              $379,987              $104,578

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                            $  0.004                $  0.004              $  0.006              $  0.006
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.



--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited) Approximately 99.3% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL CALIFORNIA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial California Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial California Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial California Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



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